UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12
UNITED STATIONERS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE UNITED STATIONERS INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2009 Notice of Annual Meeting of Shareholders WHEN AND WHERE IS THE SHAREHOLDER MEETING? The 2009 Annual Meeting of Shareholders of United Stationers Inc. will be held at the Company’s offices located at One Parkway North Boulevard, Deerfield, Illinois on Wednesday, May 13, 2009, at 2:00 p.m., Central Time. WHAT IS BEING VOTED ON AT THE SHAREHOLDER MEETING? The election of three directors; Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2009. The consideration of any other business that properly comes before the meeting. WHAT DOES THE BOARD OF DIRECTORS RECOMMEND? The Board of Directors recommends that shareholders vote FOR all of the nominees and FOR the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2009. HOW CAN I GET A COMPLETE SET OF PROXY MATERIAL? This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following documents can be viewed at: www.ViewMaterial.com/USTR Proxy Statement Annual Report If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 29, 2009 to facilitate timely delivery. You may request a paper or email copy of the proxy materials by following the instructions below. You will be asked to provide the control number (located by the arrow in the box below). 1. Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or 2. Access the website www.SendMaterial.com and follow the instructions provided, or 3. Send us an e-mail at papercopy@SendMaterial.com with your control number in the Subject line. Unless you instruct us otherwise, we will reply to your email with a copy of the proxy materials in PDF format for this meeting only. Shareholder Mailing Address Goes Here Shareholder Mailing Address Goes Here Shareholder Mailing Address Goes Here Shareholder Mailing Address Goes Here Shareholder Mailing Address Goes Here Shareholder Mailing Address Goes Here I 6199 909 9949 To vote your United Stationers Inc. shares, you can vote by Internet, by mail, or attend the Annual Meeting of Shareholders and vote in person. To vote via Internet: Step 1: Go to www.ViewMaterial.com/USTR Step 2: Click on the icon to vote your shares. Step 3: Enter the 11 digit Control Number (located by the arrow in the box above). Step 4: Follow the simple instructions to record your vote. Your vote must be received by 11:59 p.m. Eastern time on May 12, 2009. To vote by mail you will need a proxy card. To receive a proxy card, please refer to the information above for requesting hard copies of the proxy materials.

Voting items The Board of Directors recommends that you vote “For” the following. 1. Election of Directors Nominees 01 Daniel J. Connors 2012 02 Charles K. Crovitz 2012 03 Ilene S. Gordon 2012 04 Frederick B. Hegi 2012 The Board of Directors recommends you vote FOR the following proposal (s). 2 Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2009. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.